SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): January 24, 1997




                       CHECKERS DRIVE-IN RESTAURANTS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                     0-19649                   58-1654960
----------------------------        -----------             ------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)





    600 Cleveland Street, 8th Floor
         Clearwater, Florida                                     34615
  --------------------------------------                        --------
 (Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:               813-441-3500














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Item 5. Other Events.
        ------------

      On January 24, 1997, Checkers Drive-In Restaurants, Inc. (the "Company") announced that, based upon a preliminary review of results for the 16-week fiscal fourth quarter ending December 30, 1996, the Company expects a net loss from operations of approximately $8.8 million. These preliminary results do not include any possible fourth quarter adjustments for such items as additional FAS-121 writedowns, restaurant closures, severances and relocations. Soft sales, accompanied by a further deterioration in restaurant margins, have contributed to the fourth quarter loss. It is anticipated that final results for the fourth quarter will be announced on or about March 14, 1997.

As part of new management's program to reduce costs, Checkers today decreased the number of personnel at its Clearwater corporate and modular manufacturing locations by approximately 20 percent.

Checkers also announced several management changes. James T. Holder has been promoted to senior vice president and general counsel. Joe Stein has been appointed chief financial officer, in addition to his role as executive vice president and chief administrative officer. Michael T. Welch, vice president of marketing, has moved into the position of vice president of operations, which position was vacated by Mike Dew, who left Checkers to pursue other interests.

Checkers also announced that it is continuing to work with CKE Restaurants, Inc. and other investors regarding their participation in the investment of approximately $20 million in Checkers through the purchase of Checkers stock in a previously announced private placement, which is expected to be completed within the next 30 days. The completion of this transaction is subject to agreement between all participants on pricing and other significant terms which have not yet been fully negotiated.

Statements that are not historical facts contained in this report are forward looking statements that involve risks and uncertainties, and actual results could vary materially from the descriptions contained herein due to many factors, including, but not limited to, product demand and market acceptance risks; the effect of economic conditions; the impact of competitive products and pricing; the results of financing efforts; the effect of the Company's accounting policies and other risks detailed in the Company's January 1, 1996, Form 10-K and other filings with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

      (a)   Financial Statements of Businesses Acquired.
            -------------------------------------------

            None.


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      (b)   Pro Forma Financial Information.
            -------------------------------

            None.

      (c)   Exhibits.
            --------

   Exhibit
   Number                            Exhibit Description
   ------                            -------------------

     99        Press Release of the Registrant dated January 24, 1997.








































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                                    SIGNATURE
                                    ---------


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                       CHECKERS DRIVE-IN RESTAURANTS, INC.



                                 By:      /s/ James T. Holder
                                    --------------------------------------------
                                       James T. Holder
                                       Senior Vice President and General Counsel

Dated:  January 27, 1997




































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



                                  EXHIBIT INDEX

   Exhibit
   Number                            Exhibit Description
   ------                            -------------------

     99        Press Release of the Registrant dated January 24, 1997













































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